Exhibit 8.1

List of Subsidiaries and Variable interest entity

Name	Jurisdiction of Incorporate	Affiliate Relationship with The Registrant
Tarena Hong Kong Limited	Hong Kong	Wholly-owned subsidiary of Tarena International, Inc
Taiwan Tarena Information Software Co., Ltd.	Taiwan	Wholly-owned subsidiary of Tarena International, Inc
Kids IT Education Inc.	Cayman	Wholly-owned subsidiary of Tarena International, Inc
TechArena Canada Inc.	Canada	Wholly-owned subsidiary of Tarena Hong Kong Limited
Kids IT Education (HK) Limited	Hong Kong	Wholly-owned subsidiary of Kids IT Education Inc.
Tarena Technologies Inc.	PRC	Wholly-owned subsidiary of Tarena International, Inc
Beijing Tongchengshidai Technologies Inc.	PRC	Wholly-owned subsidiary of Kids IT Education (HK) Limited
Tarena Software Technology (Hangzhou) Co., Ltd.	PRC	Wholly-owned subsidiary of Tarena Hong Kong Limited
Hangzhou Tarena Weishang Technology Co., Ltd.	PRC	Wholly-owned subsidiary of Tarena Software Technology (Hangzhou) Co., Ltd.
Hangzhou Hanru Education Technology Co., Ltd.	PRC	Wholly-owned subsidiary of Tarena Software Technology (Hangzhou) Co., Ltd.
Beijing Tarena Jinqiao Technology Co., Ltd.	PRC	Variable interest entity
Guangzhou Tarena Huicai Software Co., Ltd.	PRC	Wholly-owned subsidiary of Beijing Tarena Jinqiao Technology Co., Ltd.
Hangzhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary of Beijing Tarena Jinqiao Technology Co., Ltd.
Gaohuiqiangxue Software (Hainan) Co., Ltd.	PRC	Wholly-owned subsidiary of Beijing Tarena Jinqiao Technology Co., Ltd.
Beijing Yingcai Tianyi Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zhengzhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Gansu Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Luoyang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Chengdu Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Heilongjiang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Harbin Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changchun Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenyang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Name	Jurisdiction of Incorporate	Affiliate Relationship with The Registrant
Dalian Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Hohhot Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanyang Tarena Softare Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Tarena Weishang Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanjing Tarena Weishang Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanjing Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Kunming Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenzhen Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Jinan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Qingdao Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenzhen Tarena Weishang Software Co., Ltd.	PRC	Wholly-owned subsidiary
Wuxi Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Suzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Linyi Tarena Technology Software Co., Ltd.	PRC	Wholly-owned subsidiary
Yantai Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Weifang Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Hefei Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Zibo Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Xuzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanchang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changsha Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Ningbo Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Fuzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Guangxi Nanning Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zhuhai Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Guangzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Xiamen Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Dongguan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Haikou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhan Tarena Technology Consulting Service Co., Ltd.	PRC	Wholly-owned subsidiary
Tarena (Wuhan) Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wenzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Name	Jurisdiction of Incorporate	Affiliate Relationship with The Registrant
Zhongshan Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Foshan Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Ganzhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Weishang Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Chongqing Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Tianjin Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shijiazhuang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Xi’an Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Taiyuan Tarena Technology Co., Ltd	PRC	Wholly-owned subsidiary
Guizhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Yuncheng Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Tangshan Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Baoding Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Tianjin Weiying Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Meow Roar Culture Media Co., Ltd	PRC	Wholly-owned subsidiary
Zhengzhou Tarena Professional Education School	PRC	School sponsored by Zhengzhou Tarena Technology Co., Ltd.
Chengdu Tarena Professional Education School	PRC	School sponsored by Chengdu Tarena Technology Co., Ltd.
Harbin Tarena Professional Education School	PRC	School sponsored by Harbin Tarena Technology Co., Ltd.
Shenyang Tarena Professional Education School	PRC	School sponsored by Shenyang Tarena Technology Co.
Shenyang Tarena Times Professional Education School	PRC	School sponsored by Shenyang Tarena Technology Co., Ltd.
Dalian High-Tech Zone Tarena Professional Education School	PRC	School sponsored by Dalian Tarena Software Co., Ltd.
Changchun Chaoyang Tarena Professional Education School	PRC	School sponsored by Changchun Tarena Technology Co., Ltd.

Name	Jurisdiction of Incorporate	Affiliate Relationship with The Registrant
Changchun Nanguanqu Yingcai Tianyi Professional Education School	PRC	School sponsored by Changchun Yingcai Tianyi Technology Co., Ltd.
Nanjing Tarena Weishang Education School	PRC	School sponsored by Nanjing Tarena Weishang Information Technology Co., Ltd.
Kunming Guandu Tarena Professional Education School	PRC	School sponsored by Kunming Tarena Technology Co., Ltd.
Jinan Tarena Professional Education School	PRC	School sponsored by Jinan Tarena Software Co., Ltd.
Shenzhen Bao’an Tarena Professional Education School	PRC	School sponsored by Shenzhen Tarena Software Co., Ltd.
Qingdao Tarena Professional Education School	PRC	School sponsored by Qingdao Tarena Software Technology Co., Ltd.
Weifang Tarena Professional Education School	PRC	School sponsored by Tarena Technologies Inc.
Shenzhen Longhua Tarena Professional Education School (formerly known as Shenzhen Longhua Xinqu Tarena Professional Education School)	PRC	School sponsored by Shenzhen Tarena Software Co., Ltd.
Guangzhou Tarena Software Professional Education School	PRC	School sponsored by Guangzhou Tarena Information Technology Co., Ltd.
Wuhan Tarena Professional Education School	PRC	School sponsored by Wuhan Tarena Software Co., Ltd.
Wuhan Technology Tarena Professional Education School	PRC	School sponsored by Wuhan Tarena Software Co., Ltd.
Ningbo Tarena Professional Education School	PRC	School sponsored by Ningbo Tarena Information Technology Co., Ltd.
Nanchang Xihu Tarena Technology Digital Art School	PRC	School sponsored by Nanchang Tarena Technology Co., Ltd.

Name	Jurisdiction of Incorporate	Affiliate Relationship with The Registrant
Chongqing Jiulongpo Tarena Professional Education School	PRC	School sponsored by Chongqing Tarena Software Co., Ltd.
Changsha Kaifu Tongcheng Tongmei Education Training School (formerly known as Science Kid Robot Education Training School)	PRC	School sponsored by Wuhan HaoXiaoZi Robot Technology Co., Ltd.
Shijiazhuang Tongcheng Education School Co., Ltd.	PRC	School sponsored by Shijiazhuang Tongcheng Technology Co., Ltd.
Qingdao Shinan Tongcheng Technology Education Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Jinan Lixia Tongcheng Tongmei Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Wuhan Wuchang Tarena Zhixing Professional Education School	PRC	School sponsored by Wuhan Tarena Software Co., Ltd.
Tianjin Tongcheng Tongmei Education Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co., Ltd.
Xi'an Lianhu Tongcheng Tongmei Tonghui Training Center Co., Ltd.	PRC	School sponsored by Xi'an Tongcheng Technology Co., Ltd.
Shijiazhuang Yuhuaqu Tongxincheng Education Training School Co., Ltd.	PRC	School sponsored by Shijiazhuang Tarena TongCheng Technology Co., Ltd. and Shijiazhuang Tongcheng Education School Co., Ltd.
Shijiazhuang Changanqu Tongzhicheng Education Training School Co., Ltd.	PRC	School sponsored by Shijiazhuang Tarena TongCheng Technology Co., Ltd.and Shijiazhuang Tongcheng Education School Co., Ltd.
Shenyang Heping Tongcheng Educational Center	PRC	School sponsored by Shenyang Tongcheng Technology Co., Ltd.
Shenyang Tiexi Tongcheng Tongmei Educational Center	PRC	School sponsored by Shenyang Tongcheng Educational Counseling Co., Ltd. and Meiying Zhang
Tianjin Tarena Professional Education School Co., Ltd.	PRC	School sponsored by Tianjin Tarena Technology Co., Ltd.
Jinan Gaoxin Tongcheng Tongmei Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Kunming Wuhua Tongcheng Tongmei Education Training School Co., Ltd.	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co., Ltd.
Shijiazhuang Xinhuaqudarenzhinei Tarena Professional Education School Co.,Ltd.	PRC	School sponsored by Shijiazhuang Tarena Software Technology Co., Ltd.
Wuhan Hongshan Tarena Professional Education School Co.,Ltd.	PRC	School sponsored by Wuhan Tarena Technology Consulting Service Co., Ltd.

Name	Jurisdiction of Incorporate	Affiliate Relationship with The Registrant
Fuzhou Gulou Tarena Professional Education Co.,Ltd.	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co.,Ltd.
Shenyang Shenhe Tongcheng Tongmei Education School Co.,Ltd.	PRC	School sponsored by Shenyang Tongcheng Technology Co.,Ltd.
Taiyuan Xinghualing Tongcheng Tongmei training school Co., Ltd	PRC	School sponsored by Taiyuan Tongcheng Technology Co.,Ltd.
Nanning Qingxiu District Tonghui Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co.,Ltd.
Kunming Xishan District Tongcheng Tongmei Culture and Art Training School Co. , Ltd.	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co.,Ltd.
Kunming Guandu Tongcheng Tongmei Education Training School Co., Ltd.	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co.,Ltd.
Qingdao Shibei District Tongcheng Tongchuang Computer Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co.,Ltd.
Chengdu Tongcheng Tongmei Kechuang Education and Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co.,Ltd.
Tai'an Taishan District Tongcheng Tongmei Training School Co., Ltd.	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co.,Ltd.
Nanchang Honggutan New District Tongchuang Training Center Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co.,Ltd.
Qingdao West Coast New Area Tong Youwei Science and Technology Training School Co., Ltd.	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co.,Ltd.
Tianjin Tongcheng Tongmei Coding NO 1 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co.,Ltd.
Tianjin Tongcheng Tongmei Coding NO 5 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co.,Ltd.
Tianjin Tongcheng Tongmei Coding NO 6 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co.,Ltd.
Tianjin Tongcheng Tongmei Coding NO 7 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co.,Ltd.
Tianjin Tongcheng Tongmei Coding NO 8 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co.,Ltd.
Zibo Tongcheng Tongmei Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co.,Ltd.